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                                  EXHIBIT 10(N)

AMENDMENT TO AGREEMENT BETWEEN BRYN MAWR BROKERAGE COMPANY AND UVEST FINANCIAL SERVICES, GROUP, INC.

                  AMENDMENT TO AGREEMENT FOR BROKERAGE SERVICES

THIS AMENDMENT TO AGREEMENT FOR BROKERAGE SERVICES is made as of August 8, 2002, by and between UVEST FINANCIAL SERVICES GROUP, INC., a North Carolina corporation doing business as UVEST (UVEST) and Bryn Mawr Brokerage Company, Inc.(Financial Institution Subsidiary).

                              STATEMENT OF PURPOSE

The parties hereto have heretofore entered in to an Agreement for Brokerage Services dated January 1, 1999(the Agreement). The parties have agreed to amend the Agreement to include the Financial Institution.

In consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

1. The Agreement is amended to include The Bryn Mawr Trust Company(Financial Institution and Subsidiary shall now be referred to individually and collectively, as the context requires, as `Subscriber').

2.   This amendment shall be effective immediately.

3. Revenue sharing payment will be remitted in the name of the Financial Institution.

4. Except as expressly amended herein, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, UVEST and Financial Institution have executed this Amendment as of the date first above written

                                            UVEST FINANCIAL SERVICES GROUP,INC.

                                            By: /s/ Dan Arnold
                                               ---------------------------------

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                                              Title: President & CEO
                                                    ----------------------------

                                              THE BRYN MAWR TRUST COMPANY

                                              By: /s/ Fredrick Peters
                                                 -------------------------------


                                              Title: President
                                                    ----------------------------


                                              BRYN MAWR BROKERAGE COMPANY, INC.

                                              By: /s/ Richard J. Fuchs
                                                 -------------------------------

                                              Title: President
                                                    ----------------------------